UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2007

ARDENT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-51115	1635240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Kellum Place, Suite 205, Garden City, New York         11530

                                             (Address of principal executive offices)                                         (Zip Code)

Registrant’s telephone number, including area code (516) 739-1017

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Explanatory Note:

This 8-K/A is being filed to include the correct press release described below. An incorrect version of the press release was inadvertently attached to the Current Report on Form 8-K filed earlier today.

Item 7.01. Regulation FD Disclosure.

On February 22, 2007, Ardent issued a press release announcing its acquisition of Avantair, Inc. A copy of the Press Release is attached as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
99.1	Press Release

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDENT ACQUISITION CORPORATION

By:	/s/ Marc H. Klee
Name: Marc H. Klee Title: President and Chief Financial Officer

Date: February 22, 2007